                                                                  EXHIBIT 10.44A

         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

         THIS WARRANT ALSO IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN (1) THE SUBSCRIPTION AGREEMENT BETWEEN THE ISSUER AND INITIAL PURCHASER, AND (2) THE CERTIFICATE OF INCORPORATION OF THE COMPANY, A COPY OF WHICH AGREEMENT AND CERTIFICATE MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH WARRANT WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN SAID SUBSCRIPTION AGREEMENT AND CERTIFICATE OF INCORPORATION.

                             STOCK PURCHASE WARRANT

Date of Issuance:  February 3, 2000                          Certificate No. W-2

                  For value received, BroadbandNOW, Inc., a Delaware corporation (the "Company"), hereby grants to DOTCOM Limited Partnership ("DOTCOM"), or its transferees and assigns, the right to purchase from the Company a total of 100,000 Warrant Shares (as defined herein) at a price per share of $18.80 (the "Initial Exercise Price"). This Warrant is the warrant (the "Warrant") issued pursuant to the terms of the Subscription Agreement dated as of February 3, 2000 between the Company and DOTCOM. The Initial Exercise Price and the number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Section 3 hereof.

                  This Warrant is subject to the following provisions:

                  SECTION 1. Exercise of Warrant.

                  1A. Exercise Period. The purchase rights represented by this Warrant may be exercised, at any time, in whole or in part, after the date of issuance of this Warrant and before 5:00 p.m., Dallas, Texas time, on the fifth anniversary of date of issuance of this Warrant or, if such day is not a Business Day, on the next preceding Business Day.

                  1B. Exercise Procedure.

                      (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

                           (a) a completed Exercise Agreement, as described in
Section 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                           (b) this Warrant;

                           (c) if the Purchaser is not the Registered Holder, an
Assignment or Assignments in the form set forth in Exhibit II attached hereto evidencing the assignment of this Warrant to the Purchaser; and

                           (d) either (i) a check or wire transfer payable to
the Company in an amount equal to the product of the Exercise Price (as such term is defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), (ii) the surrender to the Company of securities of the Company or its subsidiaries having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities shall be the principal amount thereof and in the case of shares of Common Stock shall be the Fair Market Value thereof), or (iii) the delivery of a notice to the Company that the Purchaser is exercising the Warrant by authorizing the Company to reduce the number of Warrant Shares subject to the Warrant by the number of shares having an aggregate Fair Market Value equal to the Aggregate Exercise Price.

                      (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within ten days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to the provisions of Section 11 hereof. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

                      (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the Registered Holder of such Warrant Shares at the Exercise Time.

                      (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, that the Company shall not be required to pay any taxes in respect of the Warrant or Warrant Shares, with respect to any transfer of the Warrant, which taxes shall be paid by the transferee prior to the issuance of such Warrant Shares.

                      (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                      (vi) The Company shall assist and cooperate with the Registered Holder or any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant. The Company may in good faith suspend exercise of the Warrant during the period reasonably necessary to obtain such approvals.

                      (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Registered Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

                      (viii) The Company shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges except those created by actions of the Registered Holder hereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company will use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Class A Common Stock or other securities constituting Warrant Shares are listed, if any, at the time of such exercise.

                      (ix) The Company shall not, and shall not permit its subsidiaries to, directly or indirectly, by any action (including, without limitation, reincorporation in a jurisdiction other than Delaware, amending its Certificate of Incorporation or through any Organic Change (as defined in Section 2D), issuance or sale of securities or any other voluntary action) avoid or seek to avoid the observance or performance of any of terms of this Warrant or impair or diminish its value (except for any action which ratably affects all Warrant Shares and shares of Common Stock), but shall at all times in good faith assist in the carrying out of all such terms of this Warrant. Without limiting the generality of the foregoing, the Company shall (a) use its reasonable best efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, and (b) not undertake any reverse stock split, combination, reorganization, or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Class A Common Stock.

                  1C. Exercise Agreement. Upon any exercise of this Warrant, the Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth as Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Registered Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued, subject to the transfer restrictions set forth in Section 5.

                  SECTION 2. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 (as so adjusted, the "Exercise Price"), and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time, each as provided in this Section 2; provided, however, that there shall be no adjustment to the Exercise Price or to the number of Warrant Shares acquirable upon exercise of the Warrant, as provided in this Section 2 (an "Adjustment"), unless and until such Adjustment together with any previous Adjustments to the Exercise Price or to the number of Warrant Shares so acquirable which would otherwise have resulted in an Adjustment were it not for this proviso, would require an increase or decrease of at least 1% of the total number of Warrant Shares so acquirable at the time of such Adjustment, in which event such Adjustment and all such previous Adjustments shall immediately occur.

                  2A. Adjustment for Certain Dividends and Distributions in Consideration other than Securities of the Company. In the event that the Company at any time or from time to time after the date hereof declares or makes a dividend or other distribution with respect to the Class A Common Stock payable in consideration other than additional shares of Class A Common Stock or other securities of the Company, then in each such event the Exercise Price shall be reduced to equal the amount determined by multiplying the Exercise Price in effect immediately prior to such dividend or distribution by a fraction, the numerator of which will be the Fair Market Value of the Class A Common Stock immediately after such dividend or distribution and the denominator of which will be the Fair Market Value of the Class A Common Stock immediately before such dividend or distribution. Furthermore, upon each such adjustment to the Exercise Price pursuant to this Section 2A, the number of Warrant Shares acquirable upon the exercise of this Warrant shall be adjusted to equal the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  2B. Adjustment for Dividends and Distributions in Securities other than Class A Common Stock. In the event the Company at any time or from time to time after the date hereof declares or makes a dividend or other distribution with respect to the Class A Common Stock payable in securities of the Company other than additional shares of Class A Common Stock, then in each such event provision shall be made so that the Registered Holders of Warrants shall receive upon exercise thereof, in addition to the number of shares of Class A Common Stock receivable thereupon, the amount of securities of the Company that they would have received had their Warrants been exercised prior to the effective date of the issuance of such other securities.

                  2C. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) the Class A Common Stock into a greater number of shares or pays a dividend or makes a distribution to holders of the Class A Common Stock in the form of shares of Class A Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. Subject to clause (b) of Section 1B(ix), if the Company at any time combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

                  2D. Organic Change. Any reincorporation, recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of the Class A Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each Registered Holder of Warrants shall thereafter have the right to acquire and receive upon exercise thereof, in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's

Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such Registered Holder's rights and interests to ensure that the provisions hereof (including this Section 2) shall thereafter be applicable to the Warrants. The Company shall not effect any such Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Registered Holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to acquire upon exercise of Warrants.

                  2E. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding any Permitted Issuance), then the Company's Board of Directors shall make an appropriate and equitable adjustment in the Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant so as to protect the rights of the Registered Holder of this Warrant.

                  2F. Notices.

                      (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                      (ii) The Company shall give written notice to the Registered Holder at least thirty (30) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Class A Common Stock, (B) with respect to any pro rata subscription offer to holders of Class A Common Stock, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                      (iii) The Company shall also give written notice to the Registered Holder at least thirty (30) days prior to the date on which any Organic Change, dissolution, or liquidation shall take place.

                  2G. Class B Common Stock and Class C Common Stock. The Company shall not issue, or grant the right to purchase, from and after the date of the issuance of this Warrant, (i) any shares of Class B Common Stock or Class C Common Stock, (ii) any securities convertible into shares of Class B Common Stock or Class C Common Stock or (iii) any other form of common equity with a liquidation preference senior to the Class A Common Stock, except such issuances or grants made prior to the date hereof.

                  SECTION 3. Definitions. The following terms have the meanings set forth below:

                  "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Texas or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

                  "Class A Common Stock" means the Company's Class A Common Stock, $0.001 par value. For purposes of Section 2 of this Warrant, the definition of "Class A Common Stock" shall include any other common stock of the Company with the exception of the Class B Common Stock and Class C Common Stock.

                  "Class B Common Stock" means the Company's Class B Common Stock, $0.001 par value.

                  "Class C Common Stock" means the Company's Class C Common Stock, $0.001 par value.

                  "Common Stock" means, collectively, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and any other class of stock representing common equity of the Company.

                  "Fair Market Value" means (i) the average of the closing sales prices of the Class A Common Stock on all domestic securities exchanges on which the Class A Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (iii) if on any day the Class A Common Stock is not so listed, the sales price for the Class A Common Stock as of 4:00 P.M., Dallas, Texas time, as reported on the Nasdaq National Market, or
(iv) if the Class A Common Stock is not reported on the Nasdaq National Market, the average of the representative bid and asked quotations for the Class A Common Stock as of 4:00 P.M., Dallas, Texas time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of twenty-one (21) trading days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive trading days prior to such day. Notwithstanding the foregoing, if at any time of determination either (x) the Class A Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and not listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Class A Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, taking into account the appropriate lack of liquidity of the Company's securities, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. Fair Market Value shall be determined by the Company's Board of Directors in its good faith judgment. Notwithstanding the foregoing, a majority of the Required Holders shall have the right to require that an independent investment banking firm mutually acceptable to the Company and the Required Holders determine Fair

Market Value, which firm shall submit to the Company and the Warrant holders a written report setting forth such determination. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

                  "Permitted Issuance" means any issuance by the Company of shares of Class A Common Stock or options to purchase Class A Common Stock (a) on or prior to the date hereof; (b) upon exercise of this Warrant; (c) upon the conversion of any Preferred Stock, Class B Common Stock or Class C Common Stock issued on or prior to the date hereof; (d) pursuant to an underwritten offering of Common Stock registered under the Securities Act of 1933, as amended; and (e) to employees of the Company pursuant to employee stock purchase or stock option plans adopted or to be adopted by the Company for key employees and prior stock option grants; provided, that, the aggregate number of shares (and underlying shares of options) of Class A Common Stock issued pursuant to this clause (e) shall not exceed 6,000,000 (as adjusted to provide for any dividends, stock distributions, splits, combinations or recapitalizations).

                  "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

                  "Preferred Stock" means the Company's Series A Convertible Preferred Stock.

                  "Registered Holder" means the holder of this Warrant as reflected in the records of the Company maintained pursuant to the provisions of
Section 10.

                  "Required Holders" means the holders of a majority of the purchase rights represented by this Warrant as originally issued which remain outstanding and unexercised.

                  "Warrant Shares" means shares of the Company's Class A Common Stock issuable upon exercise of the Warrant; provided, that if the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrant if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

                  SECTION 4. No Voting Rights, Limitations of Liability. This Warrant shall not entitle the Registered Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

                  SECTION 5. Transferability. This Warrant and all rights hereunder are transferable in whole without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

                  SECTION 6. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the

Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. At the request of the Registered Holder (pursuant to a transfer of Warrants or otherwise), this Warrant may be exchanged for one or more Warrants to purchase Common Stock. The date the Company initially issues this Warrant shall be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

                  SECTION 7. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction, or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft, or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided, that if the Registered Holder is a financial institution or other institutional investor its own Agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed, or mutilated certificate.

                  SECTION 8. Notices. Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices, and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

                  SECTION 9. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Required Holders.

                  SECTION 10. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of the Warrant. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

                  SECTION 11. Fractions of Shares. The Company may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

                  SECTION 12. Descriptive Headings, Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officer to be dated as of the date hereof.

                                       BROADBANDNOW, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



Attest:



----------------------------------
Name:

                                                                       EXHIBIT I
                               EXERCISE AGREEMENT


To:                                    Dated:

                  The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-___), hereby agrees to subscribe for the purchase of _____ Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                       Signature
                                                --------------------------------

                                       Address
                                              ----------------------------------



                               Exhibit I, Page 1

                                                                      EXHIBIT II
                                   ASSIGNMENT


                  FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-____) with respect to the number of the Warrant Shares covered thereby set forth below, unto:

Names of Assignee                   Address                   No. of Shares
-----------------                   -------                   -------------








Dated:                               Signature
                                                --------------------------------

                                                --------------------------------

                                     Witness
                                                --------------------------------



                               Exhibit II, Page 1

                                                                  EXHIBIT 10.44B


         NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

         THIS WARRANT ALSO IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN (1) THE SUBSCRIPTION AGREEMENT BETWEEN THE ISSUER AND INITIAL PURCHASER, AND (2) THE CERTIFICATE OF INCORPORATION OF THE COMPANY, A COPY OF WHICH AGREEMENT AND CERTIFICATE MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH WARRANT WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN SAID SUBSCRIPTION AGREEMENT AND CERTIFICATE OF INCORPORATION.

                             STOCK PURCHASE WARRANT

Date of Issuance:   February 3, 2000                         Certificate No. W-3

         For value received, BroadbandNOW, Inc., a Delaware corporation (the "Company"), hereby grants to DOTCOM Limited Partnership ("DOTCOM"), or its transferees and assigns, the right to purchase from the Company a total of 50,000 Warrant Shares (as defined herein) at a price per share of $18.80 (the "Initial Exercise Price"). This Warrant is the warrant (the "Warrant") issued pursuant to the terms of the Subscription Agreement dated as of February 3, 2000 between the Company and DOTCOM. The Initial Exercise Price and the number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Section 3 hereof.

         This Warrant is subject to the following provisions:

         SECTION 1. Exercise of Warrant.


         1. A Exercise Period. This Warrant shall not be exercisable prior to the earlier to occur of (i) a Change of Control (as such term is defined in Section 3) or (ii) the one year anniversary of the date of issuance of this Warrant. Unless a Change of Control shall have occurred, upon the one year anniversary of the date of issuance of this Warrant, the President of the Company, in his sole discretion, shall determine whether or not this Warrant shall become exercisable. If the President of the

Company determines that this Warrant shall become exercisable or in the event that a Change of Control shall have occurred, then this Warrant's purchase rights shall be exercisable until 5:00 p.m., Dallas, Texas time, on the fifth anniversary of date of issuance of this Warrant or, if such day is not a Business Day, on the next preceding Business Day. If the President of the Company determines that this Warrant shall not become exercisable and a Change of Control shall not have occurred prior to such one year anniversary, then this Warrant's purchase rights shall expire immediately upon such determination.

         1B. Exercise Procedure.

                  (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "Exercise Time"):

                           (a) a completed Exercise Agreement, as described in
Section 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                           (b) this Warrant;

                           (c) if the Purchaser is not the Registered Holder, an
Assignment or Assignments in the form set forth in Exhibit II attached hereto evidencing the assignment of this Warrant to the Purchaser; and

                           (d) either (i) a check or wire transfer payable to
the Company in an amount equal to the product of the Exercise Price (as such term is defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), (ii) the surrender to the Company of securities of the Company or its subsidiaries having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities shall be the principal amount thereof and in the case of shares of Common Stock shall be the Fair Market Value thereof), or (iii) the delivery of a notice to the Company that the Purchaser is exercising the Warrant by authorizing the Company to reduce the number of Warrant Shares subject to the Warrant by the number of shares having an aggregate Fair Market Value equal to the Aggregate Exercise Price.

                  (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within ten days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to the provisions of Section 11 hereof. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

                  (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the Registered Holder of such Warrant Shares at the Exercise Time.

                  (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, that the Company shall not be required to pay any taxes in respect of the Warrant or Warrant Shares, with respect to any transfer of the Warrant, which taxes shall be paid by the transferee prior to the issuance of such Warrant Shares.

                  (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                  (vi) The Company shall assist and cooperate with the Registered Holder or any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant. The Company may in good faith suspend exercise of the Warrant during the period reasonably necessary to obtain such approvals.

                  (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Registered Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

                  (viii) The Company shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges except those created by actions of the Registered Holder hereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company will use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Class A Common Stock or other securities constituting Warrant Shares are listed, if any, at the time of such exercise.

                  (ix) The Company shall not, and shall not permit its subsidiaries to, directly or indirectly, by any action (including, without limitation, reincorporation in a jurisdiction other than Delaware, amending its Certificate of Incorporation or through any Organic Change (as defined in Section 2D), issuance or sale of securities or any other voluntary action) avoid or seek to avoid the observance or performance of any of terms of this Warrant or impair or diminish its value (except for any action which ratably affects all Warrant Shares and shares of Common Stock), but shall at all times in good faith assist in the carrying out of all such terms of this Warrant. Without limiting the generality of the foregoing, the Company shall (a) use its reasonable best efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, and (b) not undertake any reverse stock split, combination, reorganization, or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Class A Common Stock.

         1C. Exercise Agreement. Upon any exercise of this Warrant, the Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth as Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Registered Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued, subject to the transfer restrictions set forth in Section 5.

         SECTION 2. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 (as so adjusted, the "Exercise Price"), and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time, each as provided in this Section 2; provided, however, that there shall be no adjustment to the Exercise Price or to the number of Warrant Shares acquirable upon exercise of the Warrant, as provided in this Section 2 (an "Adjustment"), unless and until such Adjustment together with any previous Adjustments to the Exercise Price or to the number of Warrant Shares so acquirable which would otherwise have resulted in an Adjustment were it not for this proviso, would require an increase or decrease of at least 1% of the total number of Warrant Shares so acquirable at the time of such Adjustment, in which event such Adjustment and all such previous Adjustments shall immediately occur.

         2A. Adjustment for Certain Dividends and Distributions in
Consideration other than Securities of the Company. In the event that the Company at any time or from time to time after the date hereof declares or makes a dividend or other distribution with respect to the Class A Common Stock payable in consideration other than additional shares of Class A Common Stock or other securities of the Company, then in each such event the Exercise Price shall be reduced to equal the amount determined by multiplying the Exercise Price in effect immediately prior to such dividend or distribution by a fraction, the numerator of which will be the Fair Market Value of the Class A Common Stock immediately after such dividend or distribution and the denominator of which will be the Fair Market Value of the Class A Common Stock immediately before such dividend or distribution. Furthermore, upon each such adjustment to the Exercise Price pursuant to this Section 2A, the number of Warrant Shares acquirable upon the exercise of this Warrant shall be adjusted to equal the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         2B. Adjustment for Dividends and Distributions in Securities other than Class A Common Stock. In the event the Company at any time or from time to time after the date hereof declares or makes a dividend or other distribution with respect to the Class A Common Stock payable in securities of the Company other than additional shares of Class A Common Stock, then in each such event provision shall be made so that the Registered Holders of Warrants shall receive upon exercise thereof, in addition to the number of shares of Class A Common Stock receivable thereupon, the amount of securities of the Company that they would have received had their Warrants been exercised prior to the effective date of the issuance of such other securities.

         2C. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) the Class A Common Stock into a greater number of shares or pays a dividend or makes a distribution to holders of the Class A Common Stock in the form of shares of Class A Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. Subject to clause (b) of Section 1B(ix), if the Company at any time combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

         2D. Organic Change. Any reincorporation, recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of the Class A Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each Registered Holder of Warrants shall thereafter have the right to acquire and receive upon exercise thereof, in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's

Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such Registered Holder's rights and interests to ensure that the provisions hereof (including this Section 2) shall thereafter be applicable to the Warrants. The Company shall not effect any such Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Registered Holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to acquire upon exercise of Warrants.

         2E. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding any Permitted Issuance), then the Company's Board of Directors shall make an appropriate and equitable adjustment in the Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant so as to protect the rights of the Registered Holder of this Warrant.

         2F. Notices.

                  (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Registered Holder at least thirty (30) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Class A Common Stock, (B) with respect to any pro rata subscription offer to holders of Class A Common Stock, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  (iii) The Company shall also give written notice to the Registered Holder at least thirty (30) days prior to the date on which any Organic Change, dissolution, or liquidation shall take place.

         2G. Class B Common Stock and Class C Common Stock. The Company shall not issue, or grant the right to purchase, from and after the date of the issuance of this Warrant, (i) any shares of Class B Common Stock or Class C Common Stock, (ii) any securities convertible into shares of Class B Common Stock or Class C Common Stock or (iii) any other form of common equity with a liquidation preference senior to the Class A Common Stock, except such issuances or grants made prior to the date hereof.

         SECTION 3. Definitions. The following terms have the meanings set forth below:

         "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Texas or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

         "Change of Control" means (i) the consolidation or merger of the Company with or into any other corporation or any other reorganization of the Company, unless the stockholders of the Company immediately prior to any such transaction are holders of a majority of the voting securities of the surviving or acquiring corporation immediately thereafter (and, for purposes of this calculation, equity securities which any stockholder or the Company owned immediately prior to such merger or consolidation as a stockholder of another party to the transaction shall be disregarded); or (ii) the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company.

         "Class A Common Stock" means the Company's Class A Common Stock, $0.001 par value. For purposes of Section 2 of this Warrant, the definition of "Class A Common Stock" shall include any other common stock of the Company with the exception of the Class B Common Stock and Class C Common Stock.

         "Class B Common Stock" means the Company's Class B Common Stock, $0.001 par value.

         "Class C Common Stock" means the Company's Class C Common Stock, $0.001 par value.

         "Common Stock" means, collectively, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, and any other class of stock representing common equity of the Company.

         "Fair Market Value" means (i) the average of the closing sales prices of the Class A Common Stock on all domestic securities exchanges on which the Class A Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (iii) if on any day the Class A Common Stock is not so listed, the sales price for the Class A Common Stock as of 4:00 P.M., Dallas, Texas time, as reported on the Nasdaq National Market, or
(iv) if the Class A Common Stock is not reported on the Nasdaq National Market, the average of the representative bid and asked quotations for the Class A Common Stock as of 4:00 P.M., Dallas, Texas time, as reported on the Nasdaq interdealer quotation system, or any similar successor organization, in each such case averaged over a period of twenty-one (21) trading days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive trading days prior to such day. Notwithstanding the foregoing, if at any time of determination either (x) the Class A Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and not listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Class A Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, taking into account the appropriate lack of liquidity of the Company's securities, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. Fair

Market Value shall be determined by the Company's Board of Directors in its good faith judgment. Notwithstanding the foregoing, a majority of the Required Holders shall have the right to require that an independent investment banking firm mutually acceptable to the Company and the Required Holders determine Fair Market Value, which firm shall submit to the Company and the Warrant holders a written report setting forth such determination. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

         "Permitted Issuance" means any issuance by the Company of shares of Class A Common Stock or options to purchase Class A Common Stock (a) on or prior to the date hereof; (b) upon exercise of this Warrant; (c) upon the conversion of any Preferred Stock, Class B Common Stock or Class C Common Stock issued on or prior to the date hereof; (d) pursuant to an underwritten offering of Common Stock registered under the Securities Act of 1933, as amended; and (e) to employees of the Company pursuant to employee stock purchase or stock option plans adopted or to be adopted by the Company for key employees and prior stock option grants; provided, that, the aggregate number of shares (and underlying shares of options) of Class A Common Stock issued pursuant to this clause (e) shall not exceed 6,000,000 (as adjusted to provide for any dividends, stock distributions, splits, combinations or recapitalizations).

         "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

         "Preferred Stock" means the Company's Series A Convertible Preferred Stock.

         "Registered Holder" means the holder of this Warrant as reflected in the records of the Company maintained pursuant to the provisions of Section 10.

         "Required Holders" means the holders of a majority of the purchase rights represented by this Warrant as originally issued which remain outstanding and unexercised.

         "Warrant Shares" means shares of the Company's Class A Common Stock issuable upon exercise of the Warrant; provided, that if the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrant if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

         SECTION 4. No Voting Rights, Limitations of Liability. This Warrant shall not entitle the Registered Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

         SECTION 5. Transferability. This Warrant and all rights hereunder are transferable in whole without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

         SECTION 6. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the

Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. At the request of the Registered Holder (pursuant to a transfer of Warrants or otherwise), this Warrant may be exchanged for one or more Warrants to purchase Common Stock. The date the Company initially issues this Warrant shall be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         SECTION 7. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction, or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft, or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided, that if the Registered Holder is a financial institution or other institutional investor its own Agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed, or mutilated certificate.

         SECTION 8. Notices. Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices, and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

         SECTION 9. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Required Holders.

         SECTION 10. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of the Warrant. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         SECTION 11. Fractions of Shares. The Company may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

         SECTION 12. Descriptive Headings, Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.




            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officer to be dated as of the date hereof.

                                     BROADBANDNOW, INC.



                                     By:
                                        ----------------------------------
                                     Name:
                                     Title:



Attest:



---------------------------------
Name:

                                                                       EXHIBIT I

                               EXERCISE AGREEMENT


To:                                  Dated:

         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-___), hereby agrees to subscribe for the purchase of _____ Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                    Signature
                                             ---------------------------

                                    Address
                                            ----------------------------





                                Exhibit I, Page 1

                                                                      EXHIBIT II

                                   ASSIGNMENT


         FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-____) with respect to the number of the Warrant Shares covered thereby set forth below, unto:

Names of Assignee                   Address                   No. of Shares
-----------------                   -------                   -------------








Dated:                                     Signature
                                                     ---------------------------

                                                     ---------------------------
                                           Witness
                                                     ---------------------------




                               Exhibit II, Page 1